UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 19, 2009

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure.

As previously disclosed, School Specialty, Inc. (the “Company”) has redefined its segment reporting, effective as of the fiscal 2009 fourth quarter and year-end earnings report, reflecting the Company’s new category management business alignment and the resulting change in internal reporting and management.  The Company has elected to furnish the attached exhibit detailing the quarterly results of operations of the new operating segments for the Company’s last three fiscal years.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Quarterly Results of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: June 19, 2009	By: /s/ David Vander Zanden
David Vander Zanden Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Quarterly Results of Operations